UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2016

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.
On May 19, 2016, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,737,238,737 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 88.78% of outstanding shares on March 28, 2016, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:         To Elect Eleven Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Gerald L. Baliles	1,257,754,867	44,298,608	3,642,017	431,543,245
Martin J. Barrington	1,265,122,995	31,834,288	8,738,209	431,543,245
John T. Casteen III	1,162,559,838	139,461,482	3,674,172	431,543,245
Dinyar S. Devitre	1,296,124,351	6,108,412	3,462,729	431,543,245
Thomas F. Farrell II	1,135,310,226	165,352,022	5,033,135	431,543,245
Thomas W. Jones	1,273,354,551	27,067,854	5,272,978	431,543,245
Debra J. Kelly-Ennis	1,278,134,764	24,224,634	3,335,985	431,543,245
W. Leo Kiely III	1,290,010,785	12,115,452	3,569,146	431,543,245
Kathryn B. McQuade	1,288,290,293	14,077,733	3,326,571	431,543,245
George Muñoz	1,265,909,605	36,249,734	3,536,153	431,543,245
Nabil Y. Sakkab	1,281,356,815	20,741,999	3,596,678	431,543,245

All director nominees were duly elected.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016.

For	Against	Abstain
1,708,243,006	24,061,710	4,933,793
The selection of Independent Registered Public Accounting Firm was ratified.
Proposal 3:         Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,206,130,912	89,471,165	10,093,187	431,543,245
The proposal was approved on an advisory basis.

Proposal 4:	Shareholder Proposal - Report on Tobacco Product Constituents and Ingredients and Their Potential Health Consequences.

For	Against	Abstain	Broker Non-Vote
79,716,116	1,136,214,614	89,764,034	431,543,245
The proposal was defeated.

Proposal 5:         Shareholder Proposal - Participation in Mediation of Any Alleged Human Rights Violations Involving Altria’s Operations.

For	Against	Abstain	Broker Non-Vote
72,663,628	1,166,538,746	66,492,890	431,543,245
The proposal was defeated.
Item 7.01.         Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 19, 2016, in which the Company, among other things, reaffirmed its adjusted diluted earnings per share guidance for 2016. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release, dated May 19, 2016 (furnished under Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel
DATE: May 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Altria Group, Inc. Press Release, dated May 19, 2016 (furnished under Item 7.01)

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